                                                                 Exhibit 3.9.2

                             Anibal Corvetto Romero

                               Notario - Abogado

                           Plaza 27 de Noviembre 250
                            (Av. Central) San Isidro
                            Tel. 422-9564 - 442-9369
                                 Fax. 421-8778

                                   Testimonio

De la Escritura de      CONSTITUCION SIMULTANEA DE SOCIEDAD ANONIMA CERRADA.

Otorgada por            " DOE RUN DEVELOPMENT S.A.C. "

A FAVOR DE              _____________________________________________________

                        Lima. 25 de MARZO de 1998

Fs 29,946 VTA.                                                    No. 3,748

                                   Ka 29,604

            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

NUMERO: TRES MIL SETECIENTOS CUARENTIOCHO

KARDEX: 29604                                                     FJAS: 29946VTA

                        CONSTITUCIQN SIMULTANEA DE SOCIEDAD ANONIMA CERRADA

                        DENOMINADA:
                        "DOE RUN DEVELOPMENT S.A.C."

EN LA CIUDAD DE LIMA A LOS VEINTICINCO DIAS DEL MES DE MARZO DE MIL NOVECIENTOS NOVENTIOCHO. ANTE MI, ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO PUBLICO DE ESTA CAPITAL.-

COMPARECEN LAS SIGUIENTES PERSONAS:

KENNETH RICHARD BUCKLEY, DE NACIONALIDAD NORTEAMERICANO, DEBIDAMENTE IDENTIFICADO CON CARNET DE EXTRANJERIA NUMERO N-97767, DE ESTADO CIVIL CASADO, DE PROFESION: INGENIERO.-

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE LA RAZON SOCIAL DENOMINADA DOE RUN MINING S.R.LTDA., CON REGISTRO UNICO DE CONTRIBUYENTE NUMERO: 37708267. DEBIDAMENTE FACULTADO SEGUN PODER QUE CORRE INSCRITO EN LA FICHA NUMERO

143928 DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA.-

RUTH ANABELI GONZALEZ VELAPATINO, DE NACIONALIDAD PERUANA, QUIEN MANIFESTO SER DE ESTADO CIVIL SOLTERA, DE PROFESION ABOGADA, DEBIDAMENTE IDENTIFICADA CON LIBRETA ELECTORAL NUMERO: 09644142.-

QUIEN PROCEDE POR SU PROPIO DERECHO

LOS COMPARECIENTES, SON MAYORES DE EDAD, HABILES PARA CONTRATAR E INTELIGENTES EN EL IDIOMA CASTELLANO Y A QUIENES HE IDENTIFICADO DE LO QUE DOY FE, CON CAPACIDAD, LIBERTAD Y CONOCIMIENTO PARA OBLIGARSE, DE LO QUE TAMBIEN DOY FE; Y ME ENTREGAN UNA MINUTA DEBIDAMENTE FIRMADA Y AUTORIZADA, PARA QUE SU CONTENIDO SEA ELEVADO A ESCRITURA PUBLICA, LA MISMA QUE QUEDA ARCHIVADA EN SU LEGAJO MINUTARIO RESPECTIVO Y CON EL NUMERO DE ORDEN CORRESPONDIENTE DE LO QUE TAMBIEN DOY FE Y CUYO TENOR LITERAL ES EL SIGUIENTE:

MINUTA: SENOR NOTARIO DOCTOR ANIBAL CORVETTO ROMERO:

SIRVASE EXTENDER EN SU REGISTRO DE ESCRITURAS PUBLICAS UNA DE CONSTITUCION SIMULTANEA DE SOCIEDAD ANONIMA CERRADA, QUE OTORGAN DOE RUN MINING S.R.LTDA. CON REGISTRO UNICO DE CONTRIBUYENTE NUMERO 37708267, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481 (CUATROCIENTOS OCHENTIUNO), JESUS MARIA, REPRESENTADA POR SU GERENTE GENERAL, KENNETH RICHARD BUCKLEY, IDENTIFICADO CON CARNE DE EXTRANJERIA NUMERO: N-97767, DE ACUERDO A PODER INSCRITO EN EL ASIENTO


                                       2
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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

4-C DE LA FICHA NUMERO: 143928 DEL REGISTRO DE PERSONAS JURIDICAS; Y, RUTH ANABELI GONZALEZ VELAPATINO, IDENTIFICADA CON LIBRETA ELECTORAL NUMERO 09644142, CON DOMICILIO EN VICTOR ANDRES BELAUNDE NUMERO: 395 (TRESCIENTOS NOVENTICINCO), SAN ISIDRO; DE ACUERDO A LAS SIGUIENTES CLAUSULAS:

PRIMERA

LOS OTORGANTES HEMOS CONVENIDO EN CONSTITUIR UNA SOCIEDAD ANONIMA CERRADA, QUE SE DENOMINARA "DOE RUN DEVELOPMENT S.A.C.", CUYO OBJETO SERA DEDICARSE, AL ESTUDIO Y DESARROLLO DE PROYECTOS MINEROS Y METALURGICOS.-

SEGUNDA

EL CAPITAL DE LA SOCIEDAD ES DE S/. 55,400.00 (CINCUENTICINCO MIL CUATROCIENTOS Y 00/100 NUEVOS SOLES), REPRESENTADO POR 55,400 ACCIONES NOMINATIVAS DE UN VALOR DE S/. 1.00 CADA UNA (UN NUEVO SOL): EL CUAL SE ENCUENTRA INTEGRAMENTE SUSCRITO Y PAGADO.-

- DOE RUN MINING S.R.LTDA., SUSCRIBE 55,300 (CINCUENTICINCO MIL TRESCIENTOS) ACCIONES Y PAGA EN EFECTIVO S/. 55,300.00 (CINCUENTICINCO MIL TRESCIENTOS Y 00/100 NUEVOS SOLES).-

- RUTH ANABELI GONZALEZ VELAPATINO, SUSCRIBE 100 (CIEN) ACCIONES Y PAGA EN EFECTIVO S/. 100.00 (CIEN Y 00/100 NUEVOS SOLES).-

TERCERA


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

EL PRIMER DIRECTORIO ESTARA COMPUESTO POR SEIS MIEMBROS. QUEDA DESIGNADO COMO PRIMER DIRECTORIO DE LA SOCIEDAD EL SIGUIENTE:

- PRESIDENTE DEL DIRECTORIO: VICTOR RAUL EYZAGUIRRE, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NUMERO 01794578, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481, JESUS MARIA.-

- DIRECTOR: JEFFREY L. ZELMS, NORTEAMERICANO, IDENTIFICADO CON PASAPORTE NORTEAMERICANO NUMERO 153205339, CON DOMICILIO EH AVENIDA GENERAL SANTA CRUZ NUMERO 481, JESUS MARIA.-

- DIRECTOR: MARVIN K. KAISER, NORTEAMERICANO, IDENTIFICADO CON PASAPORTE NORTEAMERICANO NUMERO 152075471, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481. JESUS MARIA.-

- DIRECTOR: KENNETH E. BUCKLEY, NORTEAMERICANO, IDENTIFICADO CON CARNET DE EXTRANJERIA NUMERO N-97767, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481, JESUS MARIA.-

- DIRECTOR: RAUL FERRERO COSTA, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL
NUMERO: 09174898, CON DOMICILIO EN VICTOR ANDRES BELAUNDE NUMERO 395, SAN
ISIDRO.-

- DIRECTOR: JAMES M. BIRKBECK, BRITANICO, IDENTIFICADO CON CARNE DE EXTRANJERIA NUMERO 36815, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481, JESUS MARIA.-

ASIMISMO, QUEDA NOMBRADO COMO PRIMER GERENTE GENERAL DE LA SOCIEDAD EL SENOR VICTOR RAUL EYZAGUIRRE, IDENTIFICADO CON


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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

LIBRETA ELECTORAL NUMERO 01794578, CON DOMICILIO EN AVENIDA GENERAL SANTA CRUZ NUMERO 481, JESUS MARIA.-

CUARTA

LA SOCIEDAD SE REGIRA POR EL SIGUIENTE ESTATUTO

                                    ESTATUTO

                                 TITULO PRIMERO

                   DENOMINACION, OBJETO, DOMICILIO Y DURACION

                                ARTICULO PRIMERO

LA SOCIEDAD SE DENOMINA "DOE RUN DEVELOPMENT S.A.C". TIENE POR OBJETO DEDICARSE AL ESTUDIO, EVALUACION, DESARROLLO DE PROYECTOS MINEROS, METALICOS Y N0 METALICOS, ASI COMO DE PROYECTOS METALURGICOS E INDUSTRIALES RELACIONADOS CON ESTOS. EN EL DESARROLLO DE SU OBJETO SOCIAL PODRA SOLICITAR PETITORIOS MINEROS Y DE BENEFICIO PARA CONSOLIDAR LA PROPIEDAD.-

LA SOCIEDAD ESTA DOMICILIADA EN LA CIUDAD DE LIMA, PUDIENDO ESTABLECER SUCURSALES, AGENCIAS O ESTABLECIMIENTOS EN CUALQUIER OTRO LUGAR DE LA REPUBLICA O DEL EXTERIOR.-

LA SOCIEDAD INICIA SUS OPERACIONES EN LA FECHA DE LA PRESENTE MINUTA Y TENDRA UNA DURACION INDETERMINADA.-

                                 TITULO SEGUNDO

                               CAPITAL Y ACCIONES

                                ARTICULO SEGUNDO

EL CAPITAL SOCIAL INTEGRAMENTE SUSCRITO ES DE S/. 55,400.00

(CINCUENTICINCO MIL CUATROCIENTOS Y 00/100 NUEVOS SOLES) REPRESENTADO POR 55,400 ACCIONES CON UN VALOR NOMINAL DE S/. 1.00 (UN NUEVO SOL) CADA UNA.-

                                ARTICULO TERCERO

EL ACCIONISTA QUE SE PROPONGA TRANSFERIR TOTAL O PARCIALMENTE SUS ACCIONES A OTRO ACCIONISTA O A TERCEROS DEBE COMUNICARLO A LA SOCIEDAD MEDIANTE CARTA DIRIGIDA AL GERENTE GENERAL, QUIEN LO PONDRA EN CONOCIMIENTO DE LOS DEMAS ACCIONISTAS DENTRO DE LOS DIEZ DIAZ SIGUIENTES, PARA QUE DENTRO DEL PLAZO DE TREINTA DIAS PUEDAN EJERCER EL DERECHO DE ADQUISICION PREFERENTE A PRORRATA DE SU PARTICIPACION EN EL CAPITAL.-

EN LA COMUNICACION DEL ACCIONISTA DEBERA CONSTAR EL NOMBRE DEL POSIBLE COMPRADOR Y, SI ES PERSONA JURIDICA, EL DE SUS PRINCIPALES SOCIOS O ACCIONISTAS, EL NUMERO Y CLASE DE LAS ACCIONES QUE DESEA TRANSFERIR, EL PRECIO Y DEMAS CONDICIONES DE LA TRANSFERENCIA.-

EL PRECIO DE LAS ACCIONES, LA FORMA DE PAGO Y LAS DEMAS CONDICIONES DE LA OPERACION, SERAN LOS QUE LE FUERON COMUNICADOS A LA SOCIEDAD POR EL ACCIONISTA INTERESADO EN TRANSFERIR EN CASO DE QUE LA TRANSFERENCIA DE LAS ACCIONES FUERA A TITULO ONEROSO DISTINTO A LA COMPRA VENTA, O A TITULO GRATUITO, EL PRECIO DE LA ADQUISICION SERA FIJADO POR ACUERDO ENTRE LAS PARTES. EN SU DEFECTO, EL IMPORTE A PAGAR


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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

LO FIJA EL JUEZ POR PROCESO SUMARISIMO.-

EL ACCIONISTA PODRA TRANSFERIR A TERCEROS NO ACCIONISTAS LAS ACCIONES EN LAS CONDICIONES COMUNICADAS A LA SOCIEDAD CUANDO HAYAN TRANSCURRIDO SESENTA DIAS DE HABER PUESTO EN CONOCIMIENTO DE ESTA SU PROPOSITO DE TRANSFERIR, SIN QUE LA SOCIEDAD Y/O LOS DEMAS ACCIONISTAS HUBIERAN COMUNICADO SU VOLUNTAD DE COMPRA.-

                                 TITULO TERCERO

                             ORGANOS DE LA SOCIEDAD

                                   CAPITULO I

                              DE LA JUNTA GENERAL

                                ARTICULO CUARTO

LA JUNTA GENERAL ES EL ORGANO MAXIMO DE LA SOCIEDAD. SE REUNE EN JUNTA GENERAL OBLIGATORIA ANUAL Y JUNTA GENERAL, CONFORME A LEY.-

LOS ACCIONISTAS PODRAN HACERSE REPRESENTAR EN LAS JUNTAS POR OTRA PERSONA. EL PODER TENDRA QUE CONFERIRSE POR ESCRITO, Y CON CARACTER ESPECIAL PARA CADA JUNTA, SALVO EN EL CASO DE PODERES OTORGADOS POR ESCRITURA PUBLICA.-

                                ARTICULO QUINTO

LA JUNTA GENERAL ES CONVOCADA POR EL DIRECTORIO CUANDO LO ORDENA LA LEY, LO ESTABLECE EL ESTATUTO, LO ACUERDE EL DIRECTORIO POR CONSIDERARLO DE INTERES SOCIAL O LO SOLICITE UN NUMERO DE ACCIONISTAS QUE REPRESENTE CUANDO MENOS EL

VEINTE POR CIENTO DEL CAPITAL SOCIAL SUSCRITO

LA JUNTA GENERAL PODRA REUNIRSE EN EL DOMICILIO O EN CUALQUIER OTRA CIUDAD DEL PAIS O DEL EXTERIOR.-

LA CONVOCATORIA SE REALIZARA MEDIANTE ESQUELAS CON CARGO DE RECEPCION, FACSIMIL, CORREO ELECTRONICO U OTRO MEDIO DE COMUNICACION QUE PERMITA OBTENER CONSTANCIA DE RECEPCION, DIRIGIDAS AL DOMICILIO O A LA DIRECCION DESIGNADAS POR EL ACCIONISTAS A ESTE EFECTO

                                 ARTICULO SEXTO

EL QUORUM SE COMPUTA Y ESTABLECE AL INICIO DE LA JUNTA. COMPROBADO EL MISMO, EL PRESIDENTE LA DECLARA INSTALADA.-

PARA LA CELEBRACION DE LAS JUNTAS, CUANDO NO SE TRATE DE LOS ASUNTOS MENCIONADOS EN EL PARRAFO SIGUIENTE, SE REQUIERE EN AMBAS CONVOCATORIAS, AL MENOS, DE LA CONCURRENCIA DE SOCIOS QUE REPRESENTEN EL CINCUENTA POR CIENTO DEL CAPITAL SUSCRITO. LOS ACUERDOS SE TOMARAN POR MAYORIA ABSOLUTA DE LAS ACCIONES SUSCRITAS REPRESENTADAS EN LA JUNTA.-

PARA LA CELEBRACION DE LA JUNTA CUANDO SE TRATE DE LA MODIFICACION DEL ESTATUTO SOCIAL; EL AUMENTO O LA REDUCCION DEL CAPITAL; EMISION DE OBLIGACIONES; ACORDAR LA ENAJENACION, EN UN SOLO ACTO, DE ACTIVOS CUYO VALOR CONTABLE EXCEDA EL CINCUENTA POR CIENTO DEL CAPITAL DE LA SOCIEDAD; TRANSFORMACION, FUSION, ESCISION, REORGANIZACION O DISOLUCION DE LA SOCIEDAD, ASI COMO RESOLVER SOBRE SU

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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

LIQUIDACION; SE REQUIERE EN AMBAS CONVOCATORIAS, LA CONCURRENCIA DE SOCIOS QUE REPRESENTEN AL MENOS LAS DOS TERCERAS PARTES DEL CAPITAL SUSCRITO, PARA LA VALIDEZ DE LOS ACUERDOS SE REQUIERE, EN AMBOS CASOS, EL VOTO FAVORABLE DE SOCIOS QUE REPRESENTEN CUANDO MENOS. LA MAYORIA ABSOLUTA DEL CAPITAL SOCIAL SUSCRITO.-

                                ARTICULO SETIMO

LA VOLUNTAD SOCIAL SE PODRA ESTABLECER POR CUALQUIER MEDIO, SEA ESCRITO, ELECTRONICO O DE OTRA NATURALEZA QUE PERMITA SU COMUNICACION Y GARANTICE SU AUTENTICIDAD.-

SERA OBLIGATORIA LA SESION DE JUNTA DE ACCIONISTAS CUANDO SOLICITEN SU REALIZACION ACCIONISTAS QUE REPRESENTEN EL VEINTE POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO

                                  CAPITULO II

                         ADMINISTRACION DE LA SOCIEDAD

                                ARTICULO OCTAVO

EL DIRECTORIO ES ORGANO COLEGIADO ELEGIDO POR JUNTA GENERAL. ESTARA COMPUESTO POR UN MINIMO DE TRES Y UN MAXIMO DE SIETE MIEMBROS.-

EL PERIODO DE DURACION ES DE TRES ANOS. SIN PERJUICIO DE LO ANTERIOR, EL PERIODO DEL DIRECTORIO TERMINA AL RESOLVER LA JUNTA GENERAL SOBRE LOS ESTADOS FINANCIEROS DE SU ULTIMO EJERCICIO Y ELEGIR NUEVO DIRECTORIO, PERO EL DIRECTORIO

CONTINUA EN FUNCIONES AUNQUE HUBIESE CONCLUIDO SU PERIODO, MIENTRAS NO SE PRODUZCA NUEVA ELECCION.-

                                ARTICULO NOVENO

PODRAN REALIZARSE SESIONES NO PRESENCIALES, A TRAVES DE MEDIOS ESCRITOS, ELECTRONICOS O DE OTRA NATURALEZA QUE PERMITEN LA COMUNICACION Y GARANTICEN LA AUTENTICIDAD DEL ACUERDO. CUALQUIER DIRECTOR PUEDE OPONERSE A QUE SE UTILICE ESTE PROCEDIMIENTO Y EXIGIR LA REALIZACION DE UNA SESION PRESENCIAL.-

                                ARTICULO DECIMO

EL DIRECTORIO PUEDE NOMBRAR A UNO O MAS DIRECTORES PARA RESOLVER O EJECUTAR DETERMINADOS ACTOS. LA DELEGACION PUEDE HACERSE PAPA QUE ACTUEN INDIVIDUALMENTE O, SI SON DOS O MAS, TAMBIEN PARA QUE ACTUEN COMO COMITE.-

LA DELEGACION PERMANENTE DE ALGUNA FACULTAD DEL DIRECTORIO Y LA DELEGACION DE LOS DIRECTORES QUE HAYAN DE EJERCERLA, REQUIERE DEL VOTO FAVORABLE DE LAS DOS TERCERAS PARTES DE LOS MIEMBROS DEL DIRECTORIO Y DE LA INSCRIPCION EN EL REGISTRO.-

EN NINGUN CASO PODRAN SER OBJETO DE DELEGACION LA RENDICION DE CUENTA Y LA PRESENTACION DE ESTADOS FINANCIEROS A LA JUNTA GENERAL, NI LAS FACULTADES QUE ESTA CONCEDA AL DIRECTORIO, SALVO QUE ELLO SEA EXPRESAMENTE AUTORIZADO POR LA JUNTA GENERAL.-

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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

                            ARTICULO DECIMO PRIMERO

EL DIRECTORIO TIENE LAS FACULTADES DE REPRESENTACION LEGAL Y DE GESTION NECESARIAS PARA LA ADMINISTRACION DE LA SOCIEDAD DENTRO DE SU OBJETO SOCIAL, Y EJERCERA LOS DERECHOS Y ATRIBUCIONES NECESARIAS PARA LA DIRECCION DE ESTA, EXCEPTUANDOSE TAN SOLO LAS FACULTADES RESERVADAS POR LA LEY GENERAL DE SOCIEDADES O POR EL ESTATUTO A LA JUNTA DE ACCIONISTAS. LAS PRINCIPALES ATRIBUCIONES DEL DIRECTORIO SON:

A) DIRIGIR Y ADMINISTRAR LOS NEGOCIOS DE LA SOCIEDAD.-

B) CONVOCAR A JUNTA OBLIGATORIA ANUAL Y A JUNTA DE ACCIONISTAS.-

C) PRESENTAR A LA JUNTA DE ACCIONISTAS LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE UTILIDADES.-

D) ELEGIR A SU PRESIDENTE

E) NOMBRAR Y REMOVER AL GERENTE

F) ACORDAR EL ESTABLECIMIENTO DE REPRESENTACIONES Y DE SUCURSALES Y AGENCIAS EN EL PERU Y EN EL EXTRANJERO DETERMINADO SUS CONDICIONES.-

G) ACEPTAR LA RENUNCIA DE LOS DIRECTORES

H) LAS DEMAS QUE LE SENALE LA LEY O EL ESTATUTO

                            ARTICULOS DECIMO SEGUNDO

LA SOCIEDAD TENDRA UNO O MAS GERENTES O FUNCIONARIOS,

ACCIONISTAS O NO, QUIENES LA REPRESENTAN EN TODOS LOS ASUNTOS RELATIVOS A SU OBJETO. LOS GERENTES NO PUEDEN DEDICARSE POR CUENTA PROPIA O AJENA AL MISMO GENERO DE NEGOCIOS QUE CONSTITUYE EL OBJETO DE LA SOCIEDAD

LOS GERENTES Y FUNCIONARIOS, SERAN NOMBRADOS POR EL DIRECTORIO SEGUN SUS REQUERIMIENTOS O POR EL GERENTE GENERAL QUE PODRA DELEGAR FACULTADES DANDO CUENTA POSTERIORMENTE AL DIRECTORIO, PARA SU REMOCION SE REQUIERE DE ACUERDO ADOPTADO POR EL DIRECTORIO

                             ARTICULO DECIMO TERCERO

EL GERENTE GENERAL ES EL EJECUTOR DE TODAS LAS DISPOSICIONES DE LA JUNTA Y TIENE LA REPRESENTACION JURIDICA, COMERCIAL Y ADMINISTRATIVA DE LA SOCIEDAD.-

EL GERENTE GENERAL ES EL REPRESENTANTE LEGAL DE LA SOCIEDAD, ESTANDO FACULTADO PARA REPRESENTARLA, SIN RESERVA NI LIMITACION ALGUNA, ANTE TODA CLASE DE PERSONAS, SEAN PUBLICAS O PRIVADAS, JURIDICAS O NATURALES, AUTORIDADES CIVILES, JUDICIALES, ADMINISTRATIVAS, MUNICIPALES, POLITICAS, DE POLICIA, DE ADUANAS, FISCALES, DE SEGURIDAD SOCIAL O LABORALES, TENIENDO TODAS LAS FACULTADES DEL MANDATO CONFORME AL CODIGO CIVIL Y LOS PODERES GENERALES Y ESPECIALES DE REPRESENTACION PREVISTOS EN LOS ARTICULOS 74 Y 75 DEL CODIGO PROCESAL CIVIL. PUDIENDO REALIZAR TODOS LOS ACTOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y DEMANDAR,

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            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO Y DE LA PRETENSION, ALLANARES A LA PRETENSION, CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y REALIZAR LOS DEMAS ACTOS QUE EXPRESE LA LEY. ASIMISMO, EN MATERIA LABORAL, PODRA EJERCER LAS ATRIBUCIONES PRESCRITAS EN LA LEY PROCESAL DEL TRABAJO (LEY 26636) Y EN EL DECRETO SUPREMO 004-96-TR, EN EL TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 728, LEY DE FORMACION Y PROMOCION LABORAL (DECRETO SUPREMO 002-97-TR). TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 728, LEY DE PRODUCTIVIDAD Y COMPETITIVIDAD LABORAL (DECRETO SUPREMO 003-97-TR) Y SU REGLAMENTO (DECRETO SUPREMO OO1-96-TR), ASI COMO LAS CONTENIDAS EN LA LEY DE RELACIONES COLECTIVAS DE TRABAJO (DECRETO LEY 25593), O EN LAS NORMAS QUE PUDIERAN COMPLEMENTAR, REGLAMENTAR O SUSTITUIR A LAS ENUNCIADAS.-

                             ARTICULO DECIMO CUARTO

SON FACULTADES DEL GERENTE GENERAL SON, LIMITATIVAMENTE, LAS SIGUIENTES:

A) ABRIR Y CERRAR CUENTAS CORRIENTES EN LOS BANCOS E INSTITUCIONES CREDITICIAS, SOLICITAR Y ACORDAR CREDITOS EN CUENTA CORRIENTE, AVANCE O SOBREGIROS, CELEBRAR TODA CLASE DE OPERACIONES DE CREDITO CON O SIN GARANTIA

B) SUSCRIBIR CONTRATOS DE PRENDA MERCANTIL PARA GARANTIZAR

CARTAS DE CREDITO Y OTRAS OBLIGACIONES CON LAS ENTIDADES BANCARIAS Y
FINANCIERAS;

C) RETIRAR DEPOSITOS

D) ABRIR Y CERRAR CAJAS DE SEGURIDAD

E) OTORGAR CANCELACIONES Y RECIBOS

F) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE COMPRA VENTA DE BIENES MUEBLES, PRESTACION DE SERVICIOS Y CONTRATOS DE OPCION, CON EXCEPCION DE CONTRATOS DE PRESTACION DE SERVICIOS DESTINADOS A SERVICIOS DE ADMINISTRACION U OPERACION DE LA SOCIEDAD.-

EL GERENTE, FIRMANDO CON UN DIRECTOR PODRA GIRAR Y ENDOSAR CHEQUES; GIRAR, ACEPTAR, REACEPTAR, DESCONTAR, ENDOSAR, NEGOCIAR, PROTESTAR, Y EJECUTAR LETRAS DE CAMBIO, VALES Y PAGARES Y CUALQUIER OTRO TITULO VALOR O DOCUMENTOS DE CREDIT0

                                 TITULO CUARTO

             DE LOS ESTADOS FINANCIEROS Y APLICACION DE UTILIDADES

                             ARTICULO DECIMO QUINTO

FINALIZADO EL EJERCICIO, EL DIRECTORIO DEBE FORMULAR LA MEMORIA. LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE LAS UTILIDADES EN CASO DE HABERLAS DE ESTOS DOCUMENTOS DEBE RESULTAR, CON CLARIDAD Y PRECISION, LA SITUACION ECONOMICA Y FINANCIERA DE LA SOCIEDAD, EL ESTADO

            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

DE SUS NEGOCIOS Y LOS RESULTADOS OBTENIDOS EN EL EJERCICIO VENCIDO

LOS ESTADOS FINANCIEROS DEBERAN SER PUESTOS A DISPOSICION DE LOS ACCIONISTAS CON LA ANTELACION NECESARIA PARA SER SOMETIDOS, CONFORME A LEY, A CONSIDERACION DE LA JUNTA OBLIGATORIA ANUAL.-

                             ARTICULO DECIMO SEXTO

LA APLICACION DE DIVIDENDOS Y DE LAS PRIMAS DE CAPITAL SE RECIBA POR LO PREVISTO EN LA LEY GENERAL DE SOCIEDADES.-

                                 TITULO QUINTO

                            DISPOSICIONES GENERALES

                             ARTICULO DECIMO OCTAVO

LA SOCIEDAD SE REGIRA POR LO ESTABLECIDO EN LA LEY GENERAL DE SOCIEDADES EN LO REFERENTE A SU DISOLUCION Y LIQUIDACION

                             ARTICULO DECIMO NOVENO

LAS DIFERENCIAS QUE PUDIERAN SURGIR ENTRE LOS ACCIONISTAS, Y ENTRE ESTOS Y LA SOCIEDAD SERAN SOMETIDAS AL PROCEDIMIENTO Y AL FALLO DE CONCIENCIA INAPELABLE DE UN TRIBUNAL CONSTITUIDO POR TRES ARBITROS, UNO DESIGNADO POR CADA UNA DE LAS PARTES EN CONFLICTO Y EL OTRO POR LOS ARBITROS DESIGNADOS POR CADA UNA DE LAS PARTES ANTES MENCIONADAS.-

EL ARBITRAJE SE LLEVARA A CABO DE ACUERDO CON LOS REGLAMENTOS DE ARBITRAJE INTERNACIONAL DEL CENTRO DE ARBITRAJE NACIONAL E INTERNACIONAL DE LA CAMARA DE COMERCIO

DE LIMA.-

LA RESOLUCION DEL TRIBUNAL ARBITRAL SERA FINAL E INAPELABLE.-

                               ARTICULO VIGESIMO

LA SOCIEDAD SE REGIRA PLENAMENTE POR LA LEY GENERAL DE SOCIEDADES, O LA NORMA QUE LA SUSTITUYA, PARA TODO AQUELLO NO PREVISTO EN EL PRESENTE ESTATUTO".-

AGREGUE USTED SENOR NOTARIO LO DEMAS QUE FUERE DE LEY Y SIRVASE CURSAR LOS PARTES RESPECTIVOS AL REGISTRO DE PERSONAS JURIDICAS DE LIMA PARA SU INSCRIPCION.-

LIMA, DIECIOCHO DE MARZO DE MIL NOVECIENTOS NOVENTIOCHO

FIRMADO: KENNETH RICHARD BUCKLEY, EN REPRESENTACION DE DOE RUN MINING S.R. LTDA.

FIRMADO: RUTH ANABELI GONZALEZ VELAPATINO

AUTORIZA LA PRESENTE MINUTA LA DOCTORA ANABELI GONZALEZ V. ABOGABA CON REGISTRO DEL COLEGIO DE ABOGADOS DE LIMA NUMERO: 24370 (VEINTICUATRO MIL TRESCIENTOS SETENTA)

INSERTO: COMPROBANTE BANCARIO

BANCO DE CREDITO DEL PERU

CUENTA CORREINTE M.N.

OP.- 193-885A-A-E81706.- DEPOSITO

24/03/1998.-EF OP.- 0091135.-

DOE RUN DEVELOPMENT S.A.C.

            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

CODIGO DE CUENTA: 193-1051771-0-48

IMPORTE ENTREGADO S/. 55,400.00

AL DORSO UN SELLO Y RUBRICA DEL RECIBIDOR PAGADOR.- OFICINA CAMINO REAL.- BANCO DE CREDITO DEL PERU.- LIMA SUR/ZONA 3/193-085.- 24 MAR 1998.- PROM. SERV. A.-

OTRO INSERTO: ARTICULO SETENTA Y CUATRO DEL CODIGO PROCESAL CIVIL.

ARTICULO 74.- FACULTADES GENERALES.- LA REPRESENTACION JUDICIAL CONFIERE AL REPRESENTANTE LAS ATRIBUCIONES Y POTESTADES GENERALES QUE CORRESPONDEN AL REPRESENTADO, SALVO AQUELLAS PARA LAS QUE LA LEY EXIGE FACULTADES EXPRESAS. LA REPRESENTACION SE ENTIENDE OTORGADA PARA TODO EL PROCESO, O INCLUSO PARA LA EJECUCION DE LA SENTENCIA Y EL COBRO DE COSTAS Y COSTOS LEGITIMANDO AL REPRESENTANTE PARA SU INTERVENCION EN EL PROCESO Y REALIZACION DE TODOS LOS ACTOS DEL MISMO, SALVO AQUELLOS QUE REQUIERAN LA INTERVENCION PERSONAL Y DIRECTA DEL REPRESENTADO.

OTRO INSERTO: ARTICULO SETENTA Y CINCO DEL CODIGO PROCESAL CIVIL.

ARTICULO 75.- FACULTADES ESPECIALES.- SE REQUIERE EL OTORGAMIENTO DE FACULTADES ESPECIALES PARA REALIZAR TODOS LOS ACTOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y PARA DEMANDAR, RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES,

DESISTIRSE DEL PROCESO Y DE LA PRETENSION CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y PARA LOS DEMAS ACTOS QUE EXPRESE LA LEY.

EL OTORGAMIENTO DE FACULTADES ESPECIALES SE RIGE POR EL PRINCIPIO DE LITERALIDAD. NO SE PRESUME LA EXISTENCIA DE FACULTADES ESPECIALES NO CONFERIDAS EXPLICITAMENTE.

CONCLUSION.-

FORMALIZADO EL INSTRUMENTO INSTRUI A LOS OTORGANTES DE SU OBJETO Y RESULTADOS, ASI COMO SE DIO LECTURA DE TODO EL CONFORME A LEY POR LOS OTORGANTES DE LO QUE DOY FE Y DESPUES DE LO CUAL SE AFIRMARON Y RATIFICARON EN SU CONTENIDO Y PROCEDIERON A FIRMARLA POR ANTE MI, DE LO QUE DOY FE, DEJANDO CONSTANCIA QUE ESTA ESCRITURA SE INICIA EN LA FOJA NUMERO DE SERIE: 3900310, VUELTA Y CONCLUYE EN LA FOJA NUMERO DE SERIE: 3900359, DE LO QUE DOY FE.-

FIRMADO: KENNETH RICHARD BUCKLEY, EN REPRESENTACION DE DOE RUN MINING S.R.LTDA.

FIRMADO: RUTH ANABELI GONZALEZ VELAPATINO

CONCLUYE LA SUSCRIPCION DE ESTA ESCRITURA EL VEINTICINCO DE MARZO DE MIL NOVECIENTOS NOVENTIOCHO.-

ANTE MI: ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO DE ESTA

            [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

CAPITAL.

INSCRIPCION.- INSCRITA LA CONSTITUCION DE DOE RUN DEVELOPMENT S.A.C. EN EL ASIENTO 1, FICHA NUMERO 041083 DEL LIBRO DE SOCIEDAES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DE MINERIA CON FECHA 01 DE ABRIL DE 1998

FIRMADO: HECTOR MIRANDA MATTA.- REGISTRADOR PUBLICO

OTRA INSCRIPCION.- REGISTRADA LA CONSTITUCION DE SOCIEDAD ANONIMA EN LA PARTIDA
NUMERO: 11024160 DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA, CON FECHA 30 DE ABRIL DE 1998

FIRMADO: MIGUEL ANGEL DELGADO VILLANUEVA.- REGISTRADOR PUBLICO.-

CONCUERDA: EL PRESENTE TESTIMONIO CON LA ESCRITURA ORIGINAL DE SU REFERENCIA CORRIENTE A FOJAS VEINTINUEVE MIL NOVECIENTOS CUARENTISEIS, DE MI REGISTRO DE ESCRITURAS PUBLICAS CORRESPONDIENTE AL BIENIO EN CURSO, Y A SOLICITUD DE PARTE INTERESADA SE EXPIDE EL PRESENTE TESTIMONIO EN DIEZ FOJAS UTILES LAS MISMAS QUE SIGNO, SELLO, RUBRICO Y FIRMO EN LA CIUDAD DE LIMA, A LOS VEINTISIETE DIAS DEL MES DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO.

                                          /s/ Anibal Corvetto Remoero

                   [SEAL]                 -----------------------
                                          ANIBAL CORVETTO REMOERO
                                              NOTARO ABOGADO
                                                [ILLEGIBLE]
                                          -----------------------

                             Anibal Corvetto Romero

                           Attorney - at-Law - Notary

                            Plaza 27 de Noviembre 250

                            (Av. Central) San Isidro

                           Phone: 422-9564 - 442-9369

                      Phone: 422-9564 - 442-9369 - 440-7299



                                 Certified Copy



Of the Deed of:           SIMULTANEOUS INCORPORATION OF A
                          CLOSE CORPORATION

Granted by:               "DOE RUN DEVELOPMENT S.A.C."

                              Lima, March 25, 1998

Folio  29,946 overleaf                              Nr. 3,748

                               Filing Card 29,604

NUMBER: THREE THOUSAND SEVEN HUNDRED AND FORTY-EIGHT

FILING CARD: 29604                          FOLIO: 29,946 overleaf

                  SIMULTANEOUS INCORPORATION OF A CLOSE CORPORATION

                  NAMED:

                  "DOE RUN DEVELOPMENT S.A.C."

IN THE CITY OF LIMA ON THE TWENTY-FIFTH DAY OF THE MONTH OF MARCH, NINETEEN HUNDRED AND NINETY EIGHT, BEFORE ME ANIBAL CORVETTO ROMERO,
ATTORNEY-AT-LAW-NOTARY PUBLIC OF THIS CAPITAL CITY

THE FOLLOWING PERSONS APPEARED: KENNETH RICHARD BUCKLEY, OF AMERICAN NATIONALITY, DULY IDENTIFIED BY FOREIGNERSHIP CARD NUMBER N-97767, CIVIL STATUS MARRIED, PROFESSION: ENGINEER.

WHO IS ACTING IN THE NAME AND ON BEHALF OF THE FIRM NAME DENOMINATED DOE RUN MINING S.R.LTDA., WITH SOLE TAXPAYER'S REGISTRATION NUMBER: 37708267, DULY AUTHORIZED IN ACCORDANCE

WITH A POWER-OF-ATTORNEY REGISTERED UNDER FILING CARD Nr. 143928 OF THE REGISTRY OF JURIDICAL PERSONS OF LIMA.

RUTH ANABELI GONZALEZ VELAPATINO, OF PERUVIAN NATIONALITY, WHO STATED THAT SHE IS SINGLE. HER PROFESSION IS THAT OF A LAWYER, DULY IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER: 09644142.

WHO ACTS ON HER OWN BEHALF. THE PERSONS APPEARING ARE OF FULL LEGAL AGE, ABLE TO ENTER INTO CONTRACTS AND COMMAND THE SPANISH LANGUAGE, WHOM I HAVE IDENTIFIED AS I ATTEST, WITH ABILITY, FREEDOM AND KNOWLEDGE TO ASSUME OBLIGATIONS AS I ALSO ATTEST; AND HAVE DELIVERED TO ME A DULY SIGNED AND AUTHORIZED DRAFT, FOR ITS CONTENTS TO BE CONVERTED INTO A PUBLIC DEED, THE SAME WHICH HAS BEEN FILED IN ITS RESPECTIVE DRAFT DOSSIER AND WITH THE RESPECTIVE ORDER NUMBER WHICH I ALSO ATTEST AND WHOSE LITERAL DRIFT IS AS FOLLOWS:

DRAFT: MR. NOTARY DOCTOR ANIBAL CORVETTO ROMERO:

PLEASE RECORD IN YOUR REGISTER OF PUBLIC DEEDS A DEED OF SIMULTANEOUS INCORPORATION OF A CLOSE CORPORATION THAT IS EXECUTED BY DOE RUN MINING S.R.LTDA. WITH SOLE TAXPAYER'S REGISTRATION NUMBER: 37708267, DOMICILED AT AVENIDA GENERAL SANTA CRUZ NR. 481 (FOUR HUNDRED EIGHTY-ONE), JESUS MARIA, REPRESENTED BY ITS GENERAL MANAGER, KENNETH RICHARD BUCKLEY, DULY IDENTIFIED BY FOREIGNERSHIP CARD NUMBER N-97767, IN ACCORDANCE WITH A POWER-OF-ATTORNEY REGISTERED IN ENTRY 4-C OF THE FILING CARD NR. 143928 OF THE REGISTRY OF JURIDICAL PERSONS; AND RUTH ANABELI GONZALEZ VELAPATINO, DULY IDENTIFIED BY VOTER'S REGISTER CARD NR. 09644142, DOMICILED AT VICTOR ANDRES BELAUNDE NR. 395 (THREE HUNDRED NINETY-FIVE), SAN ISIDRO; IN ACCORDANCE WITH THE FOLLOWING
CLAUSES:

FIRST

THE CONTRACTING PARTIES HAVE AGREED TO INCORPORATE A CLOSE CORPORATION, THAT SHALL BE DESIGNATED AS "DOE RUN DEVELOPMENT S.A.C.", FOR THE PURPOSE OF DEVOTING ITSELF TO THE STUDY AND DEVELOPMENT OF MINING AND METALLURGICAL PROJECTS.


SECOND

THE CAPITAL OF THE COMPANY IS S/. 55,400.00 (FIFTY-FIVE THOUSAND FOUR HUNDRED AND 00/100 NUEVOS SOLES), REPRESENTED BY 55,400 REGISTERED SHARES WITH A VALUE OF S/.1.00 EACH (ONE NUEVO SOL), WHICH IS FULLY SUBSCRIBED AND PAID UP.

- DOE RUN MINING S.R.LTDA. SUBSCRIBES 55,300 (FIFTY-FIVE THOUSAND THREE HUNDRED) SHARES AND PAYS IN CASH S/.55,300.00 (FIFTY-FIVE THOUSAND THREE HUNDRED AND 00/100 NUEVOS SOLES).

- RUTH ANABELI GONZALEZ VELAPATINO, SUBSCRIBES 100 (ONE HUNDRED) SHARES AND PAYS IN CASH S/. 100.00 (ONE HUNDRED AND 00/100 NUEVOS SOLES).

THIRD

THE FIRST BOARD OF DIRECTORS WILL CONSIST OF SIX MEMBERS.

THE FIRST BOARD OF DIRECTORS OF THE CORPORATION SHALL BE THE FOLLOWING:

- CHAIRMAN OF THE BOARD: VICTOR RAUL EYZAGUIRRE, PERUVIAN, IDENTIFIED BY VOTER'S REGISTER CARD NR. 01794578, DOMICILED AT AVENIDA GENERAL SANTA CRUZ NR. 481, JESUS MARIA.-

- DIRECTOR: JEFFREY L. ZELMS, AMERICAN, IDENTIFIED BY AMERICAN PASSPORT NR. 153205339, DOMICILED AT AVENIDA GENERAL SANTA CRUZ NR. 481, JESUS MARIA.-

- DIRECTOR: MARVIN K. KAISER, AMERICAN, IDENTIFIED BY AMERICAN PASSPORT NR. 152075471, DOMICILED AT AVENIDA GENERAL SANTA CRUZ NR. 481, JESUS MARIA.-

- DIRECTOR KENNETH R. BUCKLEY, AMERICAN, IDENTIFIED BY FOREIGNERSHIP CARD NUMBER N-97767, DOMICILED AT AVENIDA GENERAL SANTA

  CRUZ 481, JESUS MARIA.


- DIRECTOR: RAUL FERRERO COSTA, PERUVIAN, IDENTIFIED BY VOTER'S REGISTER CARD NR. 09174898, DOMICILED AT AVENIDA VICTOR ANDRES BELAUNDE 395, SAN ISIDRO.-

- DIRECTOR JAMES M. BIRKBECK, BRITISH, IDENTIFIED BY FOREIGNERSHIP CARD NUMBER 36815, DOMICILED AT AVENIDA GENERAL SANTA CRUZ 481, JESUS MARIA.-

THE FIRST GENERAL MANAGER OF THE CORPORATION IS MR. VICTOR RAUL EYZAGUIRRE, IDENTIFIED BY VOTER'S REGISTER CARD NR. 01794578, DOMICILED AT AVENIDA GENERAL SANTA CRUZ NR. 481, JESUS MARIA.-

FOURTH

THE COMPANY SHALL BE GOVERNED BY THE FOLLOWING BY-LAWS:

                                     BY-LAWS

                                   FIRST TITLE

                       NAME, OBJECT, DOMICILE AND DURATION

                                  FIRST ARTICLE

THE COMPANY IS DESIGNATED AS "DOE RUN DEVELOPMENT S.A.C.". ITS PURPOSE IS TO DEVOTE ITSELF TO THE STUDY, EVALUATION AND DEVELOPMENT OF METALLIC AND NON-METALLIC AND MINING PROJECTS AS WELL AS METALLURGICAL AND INDUSTRIAL PROJECTS RELATED TO THEM. IN ORDER TO ACHIEVE ITS CORPORATE PURPOSE IT MAY APPLY FOR MINING AND SMELTING CLAIMS TO CONSOLIDATE ITS OWNERSHIP.

THE CORPORATION IS DOMICILED IN THE CITY OF LIMA. IT MAY ESTABLISH BRANCH OFFICES, AGENCIES OR ESTABLISHMENTS IN ANY OTHER PLACE OF THE REPUBLIC OR ABROAD. THE CORPORATION WILL BEGIN ITS OPERATIONS AT THE DATE HEREOF AND WILL HAVE AN INDEFINITE DURATION.

                                  SECOND TITLE

                               CAPITAL AND SHARES

                                 SECOND ARTICLE

THE FULLY SUBSCRIBED CAPITAL STOCK IS S/. 55,400.00 (FIFTY-FIVE THOUSAND FOUR HUNDRED AND 00/100

NUEVOS SOLES), REPRESENTED BY 55,400 SHARES WITH A FACE VALUE OF S/.1.00 (ONE NUEVO SOL) EACH.

                                  THIRD ARTICLE

THE SHAREHOLDER THAT PROPOSES TO PARTIALLY OR TOTALLY TRANSFER HIS SHARES TO ANOTHER SHAREHOLDER OR TO THIRD PARTIES MUST COMMUNICATE IT TO THE CORPORATION BY MEANS OF A LETTER ADDRESSED TO THE GENERAL MANAGER, WHO WILL COMMUNICATE IT TO THE OTHER SHAREHOLDERS WITHIN THE NEXT TEN DAYS SO THAT WITHIN THE TERM OF THIRTY DAYS THEY MAY EXERCISE THEIR PREFERENTIAL PURCHASE RIGHT PRO RATA TO THEIR SHARE OF THE CAPITAL.

THE SHAREHOLDER'S COMMUNICATION MUST INDICATE THE NAME OF THE PROSPECTIVE PURCHASER AND, SHOULD IT BE A JURIDICAL PERSON, THAT OF ITS PRINCIPAL PARTNERS OR SHAREHOLDERS, THE NUMBER AND CLASS OF SHARES THAT THE SHAREHOLDER WISHES TO TRANSFER, THE PRICE AND OTHER TERMS OF THE TRANSFER.

THE PRICE OF THE SHARES, THE TERMS OF PAYMENT AND THE OTHER CONDITIONS OF THE OPERATION SHALL BE THOSE THAT HAVE BEEN COMMUNICATED TO THE CORPORATION BY THE SHAREHOLDER THAT IS INTERESTED IN THE TRANSFER. SHOULD THE TRANSFER OF THE SHARES BE BY MEANS OF A PURCHASE OTHER THAN A SALE OR BY A LUCRATIVE TITLE, THE PRICE OF THE PURCHASE SHALL BE FIXED BY AN AGREEMENT BETWEEN THE PARTIES. SHOULD THERE NOT BE AN AGREEMENT, THE AMOUNT TO BE PAID WILL BE FIXED BY THE JUDGE IN A SUMMARY PROCEEDING.

THE SHAREHOLDER MAY TRANSFER THE SHARES TO NON-SHAREHOLDER THIRD PARTIES UNDER THE TERMS THAT HAVE BEEN COMMUNICATED TO THE CORPORATION WHEN SIXTY DAYS HAVE ELAPSED AFTER HAVING COMMUNICATED TO THE CORPORATION HIS DESIRE TO TRANSFER THE SHARES IF THE CORPORATION AND/OR THE OTHER SHAREHOLDERS HAVE NOT COMMUNICATED THEIR WILLINGNESS TO PURCHASE THE SHARES.

                                   THIRD TITLE

                            BODIES OF THE CORPORATION

                                    CHAPTER I

                                 GENERAL MEETING

                                 FOURTH ARTICLE

THE GENERAL MEETING IS THE MAXIMUM BODY OF THE CORPORATION. IT MEETS IN AN ANNUAL MANDATORY GENERAL MEETING AND GENERAL MEETING IN ACCORDANCE WITH THE LAW.

THE SHAREHOLDERS MAY BE REPRESENTED IN THE MEETINGS BY ANOTHER PERSON. THE POWER OF ATTORNEY MUST BE CONFERRED IN WRITING AND SPECIFICALLY FOR EACH MEETING, EXCEPT IN THE CASE OF POWERS OF ATTORNEY EXECUTED BY A PUBLIC DEED.

                                  FIFTH ARTICLE

THE BOARD OF DIRECTORS SHALL CALL THE GENERAL MEETING WHEN ORDERED TO DO SO BY THE LAW OR WHEN SET FORTH BY THE BY-LAWS OR WHEN AGREED UPON BY THE BOARD OF DIRECTORS FOR CONSIDERING IT TO BE IN THE CORPORATE INTEREST OR WHEN REQUESTED TO DO SO BY A NUMBER OF SHAREHOLDERS

THAT REPRESENT AT LEAST TWENTY PER CENT OF THE SUBSCRIBED CAPITAL STOCK.

THE GENERAL MEETING MAY MEET AT ITS DOMICILE OR IN ANY OTHER CITY OF PERU OR ABROAD.

THE SUMMONS SHALL BE MADE BY MEANS OF PERSONAL NOTES, WITH ACKNOWLEDGMENT OF RECEIPT, BY FAX, BY ELECTRONIC MAIL OR BY OTHER MEANS OF COMMUNICATION THAT PERMIT THE OBTAINING OF AN ACKNOWLEDGMENT OF RECEIPT, ADDRESSED TO THE DOMICILE OR ADDRESS DESIGNATED BY THE SHAREHOLDERS FOR THIS PURPOSE.

                                  SIXTH ARTICLE

THE QUORUM IS COMPUTED AND ESTABLISHED AT THE BEGINNING OF THE MEETING. ONCE IT HAS BEEN VERIFIED, THE CHAIRMAN SHALL DECLARE THAT IT HAS BEEN INSTALLED.

THE ATTENDANCE OF SHAREHOLDERS THAT REPRESENT AT LEAST THE FIFTY PER CENT OF THE SUBSCRIBED CAPITAL SHALL BE NECESSARY IN BOTH SUMMONS FOR THE HOLDING OF THE MEETINGS, WHEN NOT DEALING WITH THE MATTERS MENTIONED IN THE NEXT

PARAGRAPH. THE RESOLUTIONS SHALL BE ADOPTED BY THE ABSOLUTE MAJORITY OF THE SUBSCRIBED SHARES REPRESENTED IN THE MEETING.

THE ATTENDANCE OF SHAREHOLDERS THAT REEPRESENT AT LEAST TWO THIRDS OF THE SUBSCRIBED CAPITAL WILL BE NEEDED TO HOLD THE MEETING WHEN IT IS DEALING WITH THE AMENDMENT OF THE CORPORATE BY-LAWS; THE INCREASE OR REDUCTION OF CAPITAL; THE ISSUING OF LIABILITIES; RESOLVING UPON THE TRANSFER IN A SINGLE ACT OF ASSETS WHOSE BOOK VALUE EXCEEDS FIFTY PER CENT OF THE CAPITAL OF THE CORPORATION; TRANSFORMATION, MERGER, FISSION, REORGANIZATION OR DISSOLUTION OF THE CORPORATION, AS WELL AS TO RESOLVE UPON ITS LIQUIDATION. THE FAVORABLE VOTE OF THE SHAREHOLDERS REPRESENTING AT LEAST THE ABSOLUTE MAJORITY OF THE SUBSCRIBED CAPITAL SHALL BE REQUIRED IN BOTH CASES FOR THE RESOLUTIONS TO BE VALID.

                                 SEVENTH ARTICLE

THE CORPORATE CONSENT MAY BE ESTABLISHED BY ANY MEANS WHETHER WRITTEN, ELECTRONIC OR ANY

OTHER NATURE THAT PERMITS THEIR COMMUNICATION AND GUARANTEES
THEIR AUTHENTICITY.

THE SESSION OF THE SHAREHOLDERS' MEETING SHALL BE MANDATORY WHEN SHAREHOLDERS THAT REPRESENT TWENTY PER CENT OF THE SUBSCRIBED SHARES ENTITLED TO VOTE REQUEST THAT IT BE HELD.

                                   CHAPTER II

                          MANAGEMENT OF THE CORPORATION

                                 EIGHTH ARTICLE

THE BOARD OF DIRECTORS IS A CORPORATE BODY THAT IS ELECTED BY THE GENERAL MEETING. IT SHALL CONSIST OF A MINIMUM OF THREE AND A MAXIMUM OF SEVEN MEMBERS.

THE TERM OF DURATION IS FOR THREE YEARS. WITHOUT PREJUDICE TO THE FOREGOING, THE PERIOD OF THE BOARD OF DIRECTORS CONCLUDES WHEN THE GENERAL MEETING RESOLVES WITH REGARD TO THE FINANCIAL STATEMENTS OF ITS LAST FISCAL YEAR AND ELECTS A NEW BOARD OF DIRECTORS, BUT THE BOARD OF DIRECTORS SHALL CONTINUE TO OPERATE EVEN WHEN

ITS TERM HAS CONCLUDED UNTIL A NEW ELECTION IS HELD.

                                  NINTH ARTICLE

SESSIONS IN WHICH NONE OF ITS MEMBERS ARE PRESENT MAY BE HELD THROUGH WRITTEN, ELECTRONIC OR MEANS OF ANOTHER NATURE THAT PERMIT COMMUNICATION AND GUARANTEE THE AUTHENTICITY OF THE RESOLUTIONS. ANY DIRECTOR MAY OBJECT TO THE USE OF THESE PROCEDURES AND DEMAND THE HOLDING OF A SESSION IN WHICH ALL ARE PRESENT.

                                  TENTH ARTICLE

THE BOARD OF DIRECTORS MAY APPOINT ONE OR MORE DIRECTORS TO RESOLVE OR PERFORM CERTAIN ACTS. THE DESIGNATION MAY BE MADE FOR THEM TO ACT INDIVIDUALLY OR, IF THEY ARE TWO OR MORE, ALSO FOR THEM TO ACT AS A COMMITTEE.

THE PERMANENT DELEGATION OF SOME POWER THAT BELONGS TO THE BOARD OF DIRECTORS AND THE DELEGATION OF THE DIRECTORS THAT WILL EXERCISE

IT WILL REQUIRE THE FAVORABLE VOTE OF TWO THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS AND ITS REGISTRATION IN THE REGISTER.

IN NO CASE MAY THE RENDERING OF ACCOUNTS AND SUBMISSION OF FINANCIAL STATEMENTS TO THE GENERAL MEETING, NOR THE POWERS THAT IT MAY GRANT TO THE BOARD OF DIRECTORS BE DELEGATED, UNLESS THIS IS EXPRESSLY AUTHORIZED BY THE GENERAL MEETING.

                                ELEVENTH ARTICLE

THE BOARD OF DIRECTORS HAS THE POWERS OF LEGAL REPRESENTATION AND OF MANAGEMENT THAT ARE REQUIRED FOR THE MANAGEMENT OF THE CORPORATION WITHIN ITS CORPORATE PURPOSE AND SHALL EXERCISE THE POWERS AND AUTHORITY THAT ARE NEEDED FOR ITS MANAGEMENT EXCEPT FOR THE POWERS RESERVED BY THE GENERAL CORPORATIONS ACT OR BY THE BY-LAWS TO THE SHAREHOLDERS' MEETING. THE MAIN POWERS OF THE BOARD OF DIRECTORS ARE TO:

A)   CONDUCT AND MANAGE THE BUSINESS OF THE CORPORATION.
B)   CALL AN ANNUAL MANDATORY MEETING AND THE SHAREHOLDERS' MEETINGS.
C) SUBMIT TO THE SHAREHOLDERS' MEETING THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR THE ALLOCATION OF PROFITS.
D)   ELECT ITS CHAIRMAN.
E)   APPOINT AND DISMISS THE MANAGER.
F) RESOLVE UPON THE ESTABLISHMENT OF REPRESENTATIONS AND OF BRANCH OFFICES AND AGENCIES IN PERU AND ABROAD DETERMINING THEIR CONDITIONS.
G)   ACCEPT THE RESIGNATION OF THE DIRECTORS.
H)   THE OTHERS THAT ARE STIPULATED BY THE LAW OR BY THE BY-LAWS.

                                 TWELFTH ARTICLE

THE CORPORATION SHALL HAVE ONE OF MORE MANAGERS OR OFFICERS, WHETHER OR NOT THEY ARE SHAREHOLDERS, WHO WILL REPRESENT IT IN ALL THE MATTERS RELATED TO ITS PURPOSE. THE MANAGERS

MAY NOT DEVOTE THEMSELVES ON THEIR OWN BEHALF OR ON THAT
OF OTHERS TO THE SAME KIND OF BUSINESS THAT IS THE PURPOSE OF THE CORPORATION.

THE MANAGERS AND OFFICERS SHALL BE APPOINTED BY THE BOARD OF DIRECTORS, ACCORDING TO ITS REQUIREMENTS OR BY THE GENERAL MANAGER, WHO MAY DELEGATE POWERS, AFTERWARDS REPORTING TO THE BOARD OF DIRECTORS. A RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS SHALL BE NEEDED FOR HIS DISMISSAL.

                               THIRTEENTH ARTICLE

THE GENERAL MANAGER EXECUTES ALL THE PROVISIONS OF THE MEETING AND HAS THE JURIDICAL, COMMERCIAL AND ADMINISTRATIVE REPRESENTATION OF THE CORPORATION.

THE GENERAL MANAGER IS THE LEGAL REPRESENTATIVE OF THE CORPORATION AND IS AUTHORIZED TO REPRESENT IT WITHOUT ANY RESERVE OR RESTRICTION WHATSOEVER BEFORE ALL KINDS OF PUBLIC OR PRIVATE, JURIDICAL OR NATURAL PERSONS,

CIVIL, JUDICIAL, ADMINISTRATIVE, MUNICIPAL, POLITICAL, POLICE, CUSTOMS, PROSECUTING, SOCIAL SECURITY OR LABOR AUTHORITIES, HAVING ALL THE POWERS OF MANDATE IN ACCORDANCE WITH THE CIVIL CODE AND THE SPECIAL AND GENERAL POWERS OF ATTORNEY PROVIDED FOR IN ARTICLES 74 AND 75 OF THE CODE OF CIVIL PROCEDURE, AND IS ENTITLED TO PERFORM ALL ACTS OF DISPOSAL OF SUBSTANTIVE RIGHTS AND CLAIM, COUNTERCLAIM, ANSWER CLAIMS AND COUNTERCLAIMS, DESIST FROM PROCEEDINGS AND CLAIMS, ACCEPT CLAIMS, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION THE CLAIMS THAT ARE OBJECTED TO WITHIN THE PROCEEDINGS, SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND PERFORM THE OTHER ACTS THAT ARE STIPULATED IN THE LAW. ALSO, IN LABOR MATTERS, HE MAY EXERCISE THE AUTHORITY PRESCRIBED IN THE LABOR PROCEDURAL ACT (LAW 26636) AND IN SUPREME DECREE 004-96-TR IN THE SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, LABOR TRAINING AND PROMOTION ACT (SUPREME DECREE 002-97-TR), SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, PRODUCTIVITY AND LABOR COMPETITIVENESS ACT

(SUPREME DECREE 003-97-TR) AND ITS REGULATIONS (SUPREME DECREE 001-96-TR) AS WELL AS THOSE CONTAINED IN THE COLLECTIVE LABOR RELATIONS ACT (DECREE LAW 25593) OR IN THE RULES THAT MAY SUPPLEMENT, REGULATE OR SUBSTITUTE FOR THOSE THAT HAVE BEEN INDICATED.

                               FOURTEENTH ARTICLE

THE POWERS OF THE GENERAL MANAGER ARE RESTRICTIVELY THE FOLLOWING, TO:

A) OPEN AND CLOSE CURRENT ACCOUNTS IN BANKS AND CREDIT INSTITUTIONS, APPLY FOR AND AGREE CREDITS ON CURRENT ACCOUNTS, ADVANCES OR OVERDRAFTS, CARRY OUT ALL KIND OF CREDIT TRANSACTIONS WITH OR WITHOUT GUARANTEE.

B) SIGN COMMERCIAL COLLATERAL CONTRACTS TO GUARANTEE LETTERS OF CREDIT AND OTHER OBLIGATIONS WITH THE BANKING AND FINANCIAL ENTITIES.

C)   WITHDRAW DEPOSITS.

D)   OPEN AND CLOSE SAFETY DEPOSIT BOXES.

E)   GRANT CANCELLATIONS AND RECEIPTS.

F) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND CONSIDER ENDED SALE AND PURCHASE CONTRACTS FOR PERSONAL PROPERTY, RENDERING OF SERVICES AND OPTION CONTRACTS EXCEPT FOR CONTRACTS FOR THE RENDERING OF SERVICES THAT REFER TO ADMINISTRATION OR OPERATION SERVICES FOR THE CORPORATION.

THE MANAGER, SIGNING TOGETHER WITH A DIRECTOR, MAY DRAW AND ENDORSE CHECKS; DRAW, ACCEPT, REACCEPT, DISCOUNT, ENDORSE, NEGOTIATE, PROTEST AND EXECUTE BILLS OF EXCHANGE, VOUCHERS AND PROMISSORY NOTES AND ANY OTHER SECURITIES OR CREDIT DOCUMENTS.

                                  FOURTH TITLE

                 FINANCIAL STATEMENTS AND ALLOCATION OF PROFITS

                                FIFTEENTH ARTICLE

ONCE THE FISCAL YEAR HAS CONCLUDED, THE BOARD OF DIRECTORS MUST DRAW UP THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR


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THE ALLOCATION OF THE PROFITS SHOULD THERE BE ANY. THESE DOCUMENTS SHOUD CLEARLY
AND PRECISELY SHOW THE ECONOMIC AND FINANCIAL SITUATION OF THE CORPORATION, THE CONDITION OF ITS BUSINESS AND THE RESULTS ACHIEVED IN THE PAST FISCAL YEAR.

THE FINANCIAL STATEMENTS MUST BE PLACED AT THE DISPOSAL OF THE SHAREHOLDERS SUFFICIENTLY IN ADVANCE TO BE SUBMITTED, IN ACCORDANCE WITH THE LAW, TO THE CONSIDERATION OF THE MANDATORY ANNUAL GENERAL MEETING.

                                SIXTEENTH ARTICLE

THE ALLOCATION OF DIVIDENDS AND OF CAPITAL PREMIUMS SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT.

                                   FIFTH TITLE

                               GENERAL PROVISIONS

                               EIGHTEENTH ARTICLE

THE CORPORATION SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT WITH


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REGARD TO ITS DISSOLUTION AND LIQUIDATION.

                               NINETEENTH ARTICLE

THE DIFFERENCES THAT MAY ARISE BETWEEN THE SHAREHOLDERS AND BETWEEN THE SHAREHOLDERS AND THE CORPORATION SHALL BE SUBMITTED TO THE PROCEEDINGS AND THE UNAPPEALABLE VERDICT OF A COURT FORMED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE DESIGNATED BY EACH OF THE PARTIES THAT ARE IN CONFLICT AND THE OTHER BY THE ARBITRATORS DESIGNATED BY EACH OF THE AFOREMENTIONED PARTIES.

THE ARBITRATION SHALL BE DONE IN ACCORDANCE WITH THE INTERNATIONAL ARBITRATION REGULATIONS OF THE NATIONAL AND INTERNATIONAL ARBITRATION CENTER OF THE CHAMBER OF COMMERCE OF LIMA. THE RESOLUTION OF THE ARBITRATION COURT SHALL BE FINAL AND MAY NOT BE APPEALED.

                                TWENTIETH ARTICLE

THE CORPORATION SHALL BE FULLY GOVERNED BY THE GENERAL CORPORATIONS ACT OR THE RULES THAT MAY


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REPLACE IT FOR ALL MATTERS NOT PROVIDED FOR WITHIN THESE BY-LAWS.

PLEASE ADD, MR. NOTARY, ALL OTHER MATTERS REQUIRED BY LAW AND SEND THE RESPECTIVE COMMUNICATIONS TO THE REGISTER OF JURIDICAL PERSONS OF LIMA FOR ITS REGISTRATION.

LIMA, MARCH EIGHTEEN, NINETEEN HUNDRED AND NINETY EIGHT.

SIGNED: KENNETH RICHARD BUCKLEY, ON BEHALF OF DOE RUN MINING S.R.LTDA.

SIGNED: RUTH ANABELI GONZALEZ VELAPATINO.

DR. ANABELI GONZALEZ V., LAWYER WITH REGISTRATION NUMBER IN THE LIMA BAR ASSOCIATION 24370 (TWENTY FOUR THOUSAND THREE HUNDRED AND SEVENTY) AUTHORIZES THIS DRAFT.

INSERT: BANK CERTIFICATE.

BANCO DE CREDITO DEL PERU.

CURRENT ACCOUNT IN DOMESTIC CURRENCY.

OF.- 193-885A-A-E81706.- DEPOSIT.

3/24/1998.- EF OP.- 0091135.-

DOE RUN DEVELOPMENT S.A.C.-

ACCOUNT CODE: 193-1051771-0-48.

AMOUNT DELIVERED S/.55,400.00

THE SIGNATURE AND THE SEAL OF THE RECEIVING AND PAYING TELLER APPEAR ON THE REVERSE SIDE.- BRANCH OFFICE OF CAMINO REAL.- BANCO DE CREDITO DEL PERU.- SOUTH LIMA/ZONE 3/193-085.- MARCH 24, 1998.- PROM. SERV. A.-

ANOTHER INSERT: ARTICLE SEVENTY FOUR OF THE CODE OF CIVIL PROCEDURE.

ARTICLE 74(DEG.)

GENERAL POWERS.

JUDICIAL REPRESENTATION CONFERS UPON THE REPRESENTATIVE THE GENERAL POWERS AND AUTHORITY THAT CORRESPOND TO THE ONE WHO IS REPRESENTED, EXCEPT FOR THOSE FOR WHICH THE LAW REQUIRES SPECIFIC POWERS OF ATTORNEY. THE REPRESENTATION SHALL BE UNDERSTOOD TO BE GRANTED FOR THE ENTIRE PROCEEDINGS OR EVEN FOR THE EXECUTION OF THE SENTENCE AND THE

COLLECTION OF COSTS AND EXPENSES LEGITIMIZING THE REPRESENTATIVE FOR HIS INTERVENTION IN THE PROCEEDINGS AND THE PERFORMANCE OF ALL THE ACTS OF THE SAME, EXCEPT FOR THOSE WHICH REQUIRE THE PERSONAL AND DIRECT INTERVENTION OF THE PERSON WHO IS BEING REPRESENTED.

ANOTHER INSERT: ARTICLE SEVENTY FIVE OF THE CODE OF CIVIL PROCEDURE

ARTICLE 75(DEG.)

SPECIAL POWERS OF ATTORNEY

THE GRANTING OF SPECIAL POWERS OF ATTORNEY IS REQUIRED TO PERFORM ALL THE ACTS OF DISPOSAL OF SUBSTANTIVE RIGHTS AND TO CLAIM, COUNTERCLAIM, RESPOND TO CLAIMS AND COUNTERCLAIMS, DESIST FORM PROCEEDINGS AND FROM THE CLAIM, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION CLAIMS THAT ARE OBJECTED TO IN THE PROCEEDINGS, SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND FOR ALL OTHER ACTS INDICATED IN THE LAW.

THE GRANTING OF SPECIAL POWERS OF ATTORNEY IS GOVERNED BY THE PRINCIPLE OF LITERALITY. THE EXISTENCE OF SPECIAL POWERS OF ATTORNEY THAT ARE NOT EXPLICITLY CONFERRED SHALL NOT BE PRESUMED.

CONCLUSION

ONCE THE DOCUMENT HAD BEEN FORMALIZED, I INSTRUCTED THE CONTRACTING PARTIES OF ITS OBJECT AND RESULTS, AND ALL OF IT WAS READ OUT BY THE CONTRACTING PARTIES AS I ATTEST AFTER WHICH THEY ASSERTED AND RATIFIED ITS CONTENTS AND PROCEEDED TO SIGN IT BEFORE ME, ALL OF WHICH I ATTEST, CERTIFYING THAT THIS DEED BEGINS IN FOLIO SERIES NUMBER 3900310 OVERLEAF AND CONCLUDES IN FOLIO SERIES NUMBER:
3900359, ALL OF WHICH I ATTEST. SIGNED: KENNETH RICHARD BUCKLEY, ON BEHALF OF DOE RUN MINING S.R.LTDA.

SIGNED: RUTH ANABELI GONZALEZ VELAPATINO.

THE SIGNING OF THIS DEED CONCLUDED ON MARCH TWENTY-FIFTH, NINETEEN HUNDRED AND NINETY EIGHT.

BEFORE ME: ANIBAL CORVETTO ROMER, ATTORNEY-AT-LAW, NOTARY OF THIS
CAPITAL CITY.

REGISTRATION: THE INCORPORATION OF DOE RUN DEVELOPMENT S.A.C. WAS RECORDED IN ENTRY ONE, FILING CARD NUMBER 041083 OF THE BOOK OF CONTRACTING CORPORATIONS AND OTHER JURIDICAL PERSONS OF MINING DATED APRIL 1, 1998.

SIGNED: HECTOR MIRANDA MATTA.- PUBLIC REGISTRAR.

ANOTHER REGISTRATION: THE INCORPORATION OF A CORPORATION WAS RECORDED IN ENTRY NUMBER 11024160 OF THE REGISTER OF JURIDICAL PERSONS OF LIMA DATED APRIL 30, 1998. SIGNED: MIGUEL ANGEL DELGADO VILLANUEVA.- PUBLIC REGISTRAR.

THIS AGREES: THIS CERTIFIED COPY AGREES WITH THE ORIGINAL DEED THAT IT REFERS TO WHICH APPEARS ON FOLIO TWENTY-NINE THOUSAND NINE HUNDRED AND FORTY-SIX OF MY REGISTER OF PUBLIC DEEDS WHICH CORRESPONDS TO THIS TWO YEAR PERIOD AND UPON THE REQUEST OF THE INTERESTED PARTY THIS CERTIFIED COPY IS ISSUED ON TEN USEFUL SHEETS

WHICH I SEAL, INITIAL AND SIGN IN THE CITY OF LIMA ON THE NINETEENTH DAY OF THE MONTH OF MAY, NINETEEN HUNDRED AND NINETY EIGHT.

(Signed) ANIBAL CORVETTO ROMERO
         NOTARY-ATTORNEY-AT-LAW
         LIMA-PERU